UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K


              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): June 30, 2014

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


            671 Westburne Dr, Concord, Ontario L4K 4Z1, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On June 30, 2014, Empire Global Corp. and Multigioco Srl mutually agreed to extend the Closing Date of the Agreement first entered into by the parties on May 15, 2014 to July 31, 2014 or sooner if practicable and if mutually agreed upon in writing by the parties to the Agreement. The extension is required to allow additional time necessary to complete an audit of the financial statements of Multigame Enterprise Limited and Multigioco Srl.

The Company has engaged Pitagora Revisione Srl a PCAOB registered accounting firm based in Torino, Italy, a member of Jeffreys Henry LLP International to conduct the audit.

The agreement further contemplated that the Company shall file on form 8-K a statement of the Completion of Acquisition or Disposition of Assets on the Closing Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  June 30, 2014.                    EMPIRE GLOBAL CORP.


                                     Per: /s/ MICHAEL CIAVARELLA
                                          -----------------------------
                                          MICHAEL CIAVARELLA, B.Sc.
                                          Chairman of the Board and
                                          Chief Executive Officer